Subsequent Events	12 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

The Company acquired Junee Technology on July 12, 2024 at the consideration of 1,000 Singaporean Dollar. Junee Technology is an investment holding company with no operations.

On August 1, 2024, the Board of Directors of the Company approved and adopted an equity incentive plan, which became effective on August 1, 2024. On August 1, 2024, the Company has granted 1,250,000 share options to the directors and the employees. 690,000 share options were vested and were not exercised as of the date of these consolidated financial statements. As of the date of these consolidated financial statements, the Company has granted the employee 30,000 ordinary shares under such equity incentive plan.

On August 27, 2024, the Company entered into a non-binding memorandum of understanding with PanaAI Technology Pty Ltd, to collaborate to explore the feasibility of developing artificial intelligence products and the construction and operation of supercomputing centers for artificial intelligence technology. The Company and PanaAI Technology Pty Ltd also intend to plan the construction of a supercomputing power center in Australia consisting of 511 AI servers with up to 4,088 GPUs, which may involve investment up to USD $200 million and will be implemented in phrases. This non-binding memorandum of understanding will be effective from August 27, 2024 to July 31, 2025.

The Company acquired ASPAC AI on September 5, 2024 at the consideration of 100 Australian Dollar. ASPAC AI is an investment holding company with no operations.

On September 18, 2024, ASPAC AI entered into a service contract with PanaAI Intelligence Pte Ltd for the design, integration, and deployment of an artificial intelligence superfactory (the “AISF”) effective as of September 18, 2024. The total investment of the construction of AISF is tentatively estimated at US$100 million (the “Total Investment”) by ASPAC AI. ASPAC AI agreed to pay three percent (3%) of the Total Investment to PanaAI Intelligence Pte Ltd as a fee for the services.

On October 15, 2024, ASPAC AI has entered into a customer purchase agreement with PanaAI Technology Pty Ltd. PanaAI Technology Pty Ltd will supply ASPAC AI a comprehensive suite of high-performance computing resources, including state-of-the-art data center infrastructure, Nvidia Networking products, and Nvidia H200 GPU servers, alongside professional services to support the integration and optimization of these technologies. The total consideration for such service provided by PanaAI Technology Pty Ltd is expected to be approximately US$100 million, payable in installments over the course of the agreement.

The Company evaluated all events and transactions that occurred after June 30, 2024 up through the date the Company issued these consolidated financial statements. Other than the event disclosed above, there was no other subsequent event occurred that would require recognition or disclosure in the Company’s consolidated financial statements.